DELAWARE GROUP® EQUITY FUNDS IV

Delaware Total Return Fund
(the “Fund”)

Supplement to the Fund’s Statutory Prospectus and Statement of Additional Information (“SAI”)
dated January 28, 2022

On November 10, 2022, the Fund’s Board of Trustees approved a proposal to permit the Fund to purchase and write call options and put options and engage in options strategies for hedging and speculative purposes.  Effective January 1, 2023, the following will be added as the last sentence of the first paragraph of the section in the Prospectus entitled “How we manage the Funds – The securities in which the Funds typically invest - Options – How the Funds use them:”

Delaware Total Return Fund may purchase and write call and put options and may engage in option strategies for hedging and/or speculative purposes.

Effective January 1, 2023, the following replaces the first paragraph of the section of the SAI entitled “Investment Strategies and Risks – Options”

Delaware Covered Call Strategy Fund, Delaware Hedged U.S. Equity Opportunities Fund, Delaware Premium Income Fund, and Delaware Total Return Fund may purchase put and call options and engage in the writing of covered call options and secured put options. The Funds may purchase or write options on securities, securities indices, and currencies. Delaware Total Return Fund may engage in option strategies for hedging and/or speculative purposes. Each Fund intends to purchase put options in order to protect against a decline in the market value of the underlying security below the exercise price less the premium paid for the option (“protective puts”). The Funds also may purchase and write put and call options on foreign currencies (traded on US and foreign exchanges or over-the-counter) for hedging purposes to protect against declines in the US dollar value of foreign securities held by the Funds and against increases in the US dollar cost of such securities to be acquired. Call options on foreign currency written by the Funds will be covered, which means that the Funds will own the underlying foreign currency. The Funds may invest in options that are either exchange listed or traded over-the-counter. Options written by the Funds will normally have expiration dates between one and nine months from the date written. Certain over-the-counter options may be illiquid. Thus, it may not be possible to close options positions and this may have an adverse impact on a Fund's ability to effectively hedge its securities. Each Fund will not invest more than 15% of its assets in illiquid investments.

Effective January 1, 2023, the following replaces the first paragraph of the section of the SAI entitled “Investment Strategies and Risks – Options – Writing call and put options

Writing call and put options.  Writing options may permit the writer to generate additional income in the form of the premium received for writing the option. The writer of an option may have no control over when the underlying reference instruments must be sold (in the case of a call option) or purchased (in the case of a put option) because the writer may be notified of exercise at any time prior to the expiration of the option (for American style options). Whether or not an option expires unexercised, the writer retains the amount of the premium.  Writing “covered” call options means that the writer owns the underlying reference instrument that is subject to the call option. Delaware Covered Call Strategy Fund, Delaware Hedged U.S. Equity Opportunities Fund, and Delaware Premium Income will write call options on a covered basis only.

Because everyone's tax situation is unique, you should consult your tax professional about federal, state, local, or foreign tax consequences before making an investment in a Fund.

Delaware Management Company is an indirect wholly owned subsidiary of Macquarie Group Limited (MGL). None of the entities noted in this document is an authorized deposit-taking institution for the purposes of the Banking Act 1959 (Commonwealth of Australia) and the obligations of these entities do not represent deposits or other liabilities of Macquarie Bank Limited ABN 46 008 583 542 (Macquarie Bank). Macquarie Bank does not guarantee or otherwise provide assurance in respect of the obligations of these entities. In addition, if this document relates to an investment (a) each investor is subject to investment risk including possible delays in repayment and loss of income and principal invested and (b) none of Macquarie Bank or any other Macquarie Group company guarantees any particular rate of return on or the performance of the investment, nor do they guarantee repayment of capital in respect of the investment.

Please keep this Supplement for future reference.

This Supplement is dated December 2, 2022.